SECURITIES AND EXCHANGE COMMISSION

               Washington, D.C. 20549

                      FORM 8-K

                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                  January 1, 2003
                   Date of Report
         (Date of Earliest Event Reported)

                  MSC GROUP, INC.
         (Exact Name of Registrant as Specified in its Charter)

 29/31 Gul Avenue, Singapore City, Singapore 629669
      (Address of principal executive offices)

                   011 6863 6626
           Registrant's telephone number


                  MSC GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware               0-29693        52-2217569
(State or other       (Commission     (I.R.S. Employer
jurisdiction of      File Number)     Identification No.)
incorporation)


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

           Not applicable

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

           Not applicable

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

           Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Not applicable.

ITEM 5.     OTHER EVENTS

           New Directors

           Tang Mang Cheah and Chua Seng Kiat were elected on November 15, 2002, and November 16, 2002, respectively, to join Mok Siong Cheak to serve as the new board of directors of MSC Group, Inc. replacing former directors Wee Yue Chew, Lee Keng Ho and Chan Tow Boon.

           Mr. Tang has served as the Group Managing Director of Tangsa Corporation Sdn Bhd in Malaysia, which is active in building construction, prefabricated steel truss construction, saw milling, timber trading, moldings and exports, and manufacturing of doors and windows. Mr. Tang also serves a director of:

SBF Builders Sdn Bhd (building construction)
Simpang Builders and Fabricators Sdn Bhd (prefabricated timber roof truss and building construction)
Tinjau Permai Sdn Bhd (saw milling, timber trading, timber moldings, timber exports and manufacture of windows and doors)
ISBT Sdn Bhd (Institute of Science, Business and Technology, Tertiary Education
      College)
MAS Medicare (M) Sdn Bhd
EZ-Care (M) Sdn Bhd
MSC HiTech Beijing Co. Ltd.
MSC Industrial Design Centre (Qingdao) Co. Ltd.

           Mr. Tang serves as the Vice President of Malaysia Wood Preservers Association. Mr. Tang is currently a member of the subcommittee for Review of Malaysia Standard MS 360. Mr. Tang holds a Bachelor Degree in Civil Engineering with first class honor from the University of Malaya.

           Chua Seng Kiat served with the Singapore Civil Service for more than 20 years in various positions including serving as Special Assistant to the Chairman of the Economic Development Board. Mr. Chua played an active role in the development of the Growth Triangle Projects in Singapore.
In 1994, Mr. Chua retired from government service and is currently the Chairman of Marienlyst Hotel Group in Denmark and serves as a director of Blue Canyon Country Club in Phuket, Thailand.

He also serves as the Chairman of Business Angels Network (Southeast Asia), a non-profit organization for promoting venture capital investment. The Business Angel Network is affiliated with the Business Angel Network in Silicon Valley, California.

Mr. Chua graduated with a degree in economics from The University of Singapore in 1971 and received a Master's Degree in Strategic Studies in 1976 from Aberdeen University, Aberdeen, Scotland.

           New Officers

           On November 15, 2002, Tang Mang Cheah was elected to serve as the Chief Executive Officer of MSC Group, Inc. and on November 11, 2002, Tan Cant Wee was appointed Chief Financial Officer of MSC Group, Inc.

           Mok Siong Cheak was elected to serve as Chairman of the Board of the Board of Directors. Mr. Mok has served as a director of MSC Group, Inc. since its inception.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

           Not applicable.

ITEM 7.     FINANCIAL STATEMENTS

           Not applicable.

ITEM 8.     CHANGE IN FISCAL YEAR

           On January 1, 2003, the Board of Directors of MSC Group, Inc. determined to change the fiscal year of the company from a fiscal year of April 1 to March 31 to a fiscal year of January 1 to December 31. This change was made effective as of midnight, December 31, 2002. The company will file a transitional form 10-KSB for the period ended December 31, 2002.

EXHIBITS

           None


                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.





                               By /s/  Mok Siong Cheak
                                    President
Date: January 24, 2003